UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure

On September 24, 2018, Broadridge Financial Solutions, Inc. (the “Company”) made available to its stockholders its fiscal year 2018 annual report to stockholders (the “Annual Report”) which includes the letter to stockholders (the “Letter to Stockholders”).  The Letter to Stockholders is attached hereto as Exhibit 99.1.

Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures

The Company’s results in the Annual Report to Stockholders are presented in accordance with U.S. GAAP except where otherwise noted. In certain circumstances, results have been presented in this Annual Report including the Letter to Stockholders that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.

The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitate investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share

These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance.

These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Tax Act items, (iv) the Gain on Sale of Securities and (v) the Message Automation Limited (“MAL”) investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company’s acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the U.S. Tax Cuts and Jobs Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017.

We exclude these items from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business.

Free Cash Flows

In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures and Software purchases and capitalized internal use software.

Set forth on the next page is a reconciliation of such Non-GAAP measures to the most directly comparable GAAP measures (unaudited).

FISCAL YEARS ENDED JUNE 30,	2018	2017	2016
(Dollars and shares in millions, except per share amounts)
OPERATING INCOME: Operating income (GAAP)	$595	$532	$500
Adjustments:
Amortization of Acquired Intangibles and Purchased Intellectual Property	81	73	32
Acquisition and Integration Costs	9	19	5
Adjusted Operating income (Non-GAAP)	$685	$623	$537

OPERATING INCOME MARGIN: Operating income margin (GAAP)	13.7%	12.8%	17.3%
Adjustments:
Amortization of Acquired Intangibles and Purchased Intellectual Property	1.9%	1.8%	1.1%
Acquisition and Integration Costs	0.2%	0.5%	0.2%
Adjusted Operating income margin (Non-GAAP)	15.8%	15.0%	18.5%

NET EARNINGS: Net earnings (GAAP)	$428	$327	$307
Adjustments:
Amortization of Acquired Intangibles and Purchased Intellectual Property	81	73	32
Acquisition and Integration Costs	9	19	5
Gain on Sale of Securities	(5)	—	—
Taxable adjustments	85	92	37
Tax Act items	15	—	—
MAL investment gain	—	(9)	—
Tax impact of adjustments	(24)	(31)	(13)
Adjusted net earnings (Non-GAAP)	$504	$378	$332

FREE CASH FLOW: Net cash flows provided by operating activities (GAAP)	$694	$516	$438
Cash Flows from investing activities:
Capital expenditures and Software purchases and capitalized internal use software	(98)	(114)	(76)
Free cash flow (Non-GAAP)	$596	$402	$362

DILUTED EARNINGS PER SHARE: Diluted earnings per share (GAAP)	$3.56	$2.70	$2.53
Adjustments:
Amortization of Acquired Intangibles and Purchased Intellectual Property	0.68	0.60	0.26
Acquisition and Integration Costs	0.07	0.16	0.04
Gain on Sale of Securities	(0.05)	—	—
Taxable adjustments	0.70	0.76	0.30
Tax Act items	0.13	—	—
MAL investment gain	—	(0.08)	—
Tax impact of adjustments	(0.20)	(0.26)	(0.10)
Adjusted earnings per share (Non-GAAP)	$4.19	$3.13	$2.73

Note: Amounts may not sum due to rounding.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Letter to Stockholders from the Broadridge Financial Solutions, Inc. Annual Report to Stockholders for the fiscal year ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2018

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ James M. Young
Name:	James M. Young
Title:	Vice President and Chief Financial Officer